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                                                                    Exhibit 10.3

                       FIFTH AMENDMENT TO LEASE AGREEMENT



     FIFTH AMENDMENT TO LEASE AGREEMENT (the "Fifth Amendment") dated as of October 28, 2005 among and between Wells Fargo Bank Northwest, N.A. (f/k/a First Security Bank, N.A.), not in its individual capacity except as expressly set forth in the Agency Agreement, but solely as Trustee under the Owner Trust Agreement dated as of October 21, 1998 (the "Lessor") and Genzyme Corporation, as successor-by-merger to GelTex Pharmaceuticals, Inc. (the "Lessee").

     Reference is made to the Lease Agreement dated as of October 21, 1998, among and between the Lessor and GelTex Pharmaceuticals, Inc., pursuant to which the Lessee leases from the Lessor a certain parcel of land located in Waltham, Massachusetts, described in Exhibit A to the Lease Agreement, together with all buildings, structures, improvements, fixtures, other real or personal property described in the Lease Agreement and all easements, rights and appurtenances thereto, as amended by that certain First Amendment to Lease Agreement dated March 31, 1999, that certain Second Amendment to Lease Agreement dated December 31, 2000, that certain Third Amendment to Lease Agreement dated January 14, 2004, and that certain Fourth Amendment to Lease Agreement (the "Fourth Amendment") dated June 30, 2004 (the "Lease Agreement"). Capitalized terms used in this Fifth Amendment have the meanings given such terms in the Lease Agreement, as amended hereby, except as provided otherwise herein.

     The Lessor and Lessee entered into the Fourth Amendment with the intention that certain modifications would be made to the manner in which Equity Return is calculated under the Lease Agreement. Due to a clerical error, language was dropped from the definition of LIBOR Rate in the Fourth Amendment. This Fifth Amendment is intended to properly reflect both the intent of the Lessor and Lessee and the actual practice of the Lessor and Lessee since June 30, 2004, the effective date of the Fourth Amendment, in the calculation of LIBOR Rate.

     The Lessee has requested that Lessor, Banc of America Leasing & Capital, LLC (f/k/a Fleet Capital Corporation, transferee of Fleet Real Estate, Inc.) and Bank of America, N.A. (successor-by-merger to Fleet National Bank) agree to the correction in the Lease Agreement set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows subject to the terms and conditions of the Lease Agreement:

     1. SECTION 5 OF SCHEDULE B. Section 5 ("Definitions") of Schedule B ("Basic Rent") of the Lease Agreement is hereby amended to strike and delete in its entirety the definition of "LIBOR Rate" and replace it with the following in lieu thereof, which amendment shall have retroactive effect to June 30, 2004 :

          "LIBOR RATE means, with respect to each applicable LIBOR Period, the sum of (1) the Adjusted LIBOR applicable to such LIBOR Period PLUS (2) the Applicable Margin."


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     2. Except as amended hereby, the Lease Agreement shall remain in full force and effect in accordance with its original terms.

     3. This Fifth Amendment shall be deemed to be an Operative Document under the Lease Agreement.


                  [Remainder of Page Intentionally Left Blank]


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     IN WITNESS WHEREOF, this Fifth Amendment has been duly executed and delivered as a sealed instrument at Boston, Massachusetts as of the date first above written.



                                LESSOR:


                                WELLS FARGO BANK NORTHWEST, N.A. (formerly known as FIRST SECURITY BANK, N.A.) not in its individual capacity except as expressly set forth herein, but solely as Trustee under the Owner Trust Agreement dated as of October 21, 1998

                                By: /s/ Val T. Orton
                                    -------------------------------------------
                                    Name: Val T. Orton
                                    Title: Vice President


                                LESSEE:


                                GENZYME CORPORATION


                                By: /s/ Evan Lebson
                                    -------------------------------------------
                                    Name: Evan Lebson
                                    Title: Vice President and Treasurer



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                                AGREED AND ACCEPTED:



                                BANK OF AMERICA, N.A.
                                (successor-by-merger to Fleet National Bank)



                                By: /s/ Richard C. Hardison
                                    -------------------------------------------
                                    Name: Richard C. Hardison
                                    Title: Vice President


                                BANC OF AMERICA LEASING & CAPITAL, LLC
                                (f/k/a Fleet Capital Corporation, transferee of Fleet Real Estate, Inc.)



                                By: /s/ Cheryl A. Valcourt
                                    -------------------------------------------
                                    Name: Cheryl A. Valcourt
                                    Title: Vice President